SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 20, 2002
                Date of Report (Date of Earliest Event Reported)


                                TASTY FRIES, INC.
             (Exact name of registrant as specified in its charter)

                            -------------------------

         NEVADA                     COMMISSION NO.               65-0259052
 State or other jurisdiction          33-4460NY               (I.R.S. Employer
incorporation or organization                                Identification No.)

                          650 SENTRY PARKWAY, SUITE ONE
                          BLUE BELL, PENNSYLVANIA 19422
               (Address Of Principal Executive Offices)(Zip Code)

                                 (610) 941-2109
               (Registrant's telephone number, include area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     On June 20, 2002, Goldenberg Rosenthal, LLP resigned as the independent accountant of the Registrant. Goldenberg Rosenthal, LLP stated that it had made a corporate decision to discontinue the practice of providing accounting and auditing services to publicly traded companies.

Goldenberg Rosenthal's reports on the Company's financial statements for years ended January 2002 and January 2001 contained a going concern paragraph.

During the years ended January 31, 2002 and 2001 and through the filing date of this current report on Form 8-K, there were no disagreements with Goldenberg Rosenthal on any matters of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Goldenberg Rosenthal's satisfaction would have caused it to make reference to the subject matter in connection with its report on the Company's financial Statements for such years; and there were no reportable events as defined in item 304(a)(1)(v) of Regulation S-K.

     The Company provided Goldenberg Rosenthal with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Goldenberg Rosenthal's letter dated July 11, 2002, stating that it agrees with these statements.

ITEM 7.    EXHIBITS

     Exhibit 16-Letter dated July 11, 2002 from Goldenberg Rosenthal, LLC.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TASTY FRIES, INC.



Date: July 11, 2002                                 By:__________________
                                                       Edward C. Kelly
                                                       President & CEO